                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934




                                 AUGUST 10, 2004
                                (Date of Report)




                             CNA SURETY CORPORATION
             (Exact name of Registrant as specified in its charter)




                                     1-13277
                              (Commission File No.)



                 DELAWARE                                 34-4144905
       (State or other jurisdiction)           (IRS Employer Identification No.)


       CNA CENTER, CHICAGO, ILLINOIS                        60685
 (Address of principal executive offices)                 (Zip code)


                                 (312) 822-5000
               (Registrant's telephone number, include area code)

ITEM 5.     OTHER EVENTS

            See Exhibit 99 to this Form 8-K

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

            (c)   Exhibits

                  Exhibit 99 - CNA Surety Corporation Press Release issued on August 10, 2004.

                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                             CNA SURETY CORPORATION
                                             (Registrant)



                                       By:   /s/ John F. Corcoran
                                             ---------------------------------
                                             John F. Corcoran
                                             Senior Vice President and Chief
                                             Financial Officer









Dated:  August 10, 2004

                                  EXHIBIT INDEX

Exhibit No.
    99.     CNA Surety Corporation Press Release issued on August 10, 2004.